UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Explanatory Note:

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2022

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2022

On the following pages, you will find the 2022 annual report for the Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2022, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Global equity markets have been challenged over the 12-month period ended September 30, 2022, with most stock indices down more than 20%, the conventional threshold defining a bear market. In addition, volatility has been elevated throughout most of 2022, marking a turbulent period for investors. Significant economic and geopolitical stress created a tough macroeconomic backdrop, with both inflation and central banks’ interest-rate policies coming in higher than the markets anticipated.

One of the greatest surprises for markets has been the outperformance of the US dollar, which has negatively impacted US companies’ earnings coming from overseas, while geopolitical forces continue to put pressure on international earnings and economic growth. In contrast to most of the past decade, value stocks have outperformed growth stocks, but stock selection overall has been challenging. Our equity funds seek to find balanced exposure across factors and the portfolio teams have been pivoting to companies with strong balance sheets, pricing power and defensive characteristics, while also seeking to capture opportunities due to valuation dislocations.

The pressure on inflation and interest rates has also made the past year one of the worst on record for fixed-income markets. While this has been very painful for investors, the portfolio teams are leaning into higher yielding issues, with yields notably higher than they were even at the beginning of this calendar year.

Looking ahead, we are carefully minding the odds of recessions in the US and around the world. In this environment, we are confident in our portfolio teams’ ability to find the right balance to position for the eventual rebound and the opportunities that are being created today. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Onur Erzan

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

(Portfolio Manager Commentary continued on next page)

2022 Annual Report	1

Portfolio Manager Commentary (continued)

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 8 shows the Portfolio’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2022. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies, sales and management fees, and fund expenses.

During both periods, the Portfolio underperformed the benchmark and outperformed the Lipper Average. In the 12-month period, yield-curve positioning was the largest detractor, relative to the benchmark, mostly from overweights to the five- and 10-year parts of the curve that were partially offset by an overweight to the six-month part of the curve and an underweight to the 20-year part of the yield curve. Security selection also detracted, as selection within investment-grade corporate bonds, asset-backed securities and US agency mortgages outweighed a gain from selection within commercial mortgage-backed securities (“CMBS”). Sector allocation contributed, due primarily to gains from an underweight to US agency mortgages, an overweight to asset-backed securities and exposure to US inflation-linked bonds that were greater than losses from allocation to collateralized loan obligations, agency risk-sharing transactions and eurozone high-yield corporate bonds. Currency decisions also contributed, mainly from short positions in the Swedish krona and offshore Chinese renminbi. Country allocation was a minor contributor to performance during the period.

During the six-month period, security selection within investment-grade corporate bonds and asset-backed securities was the largest detractor, offset by gains from selection within CMBS. Country allocation to Japan and the UK also detracted, offset partially by allocation to the eurozone. Yield-curve positioning was a minor detractor to performance. Currency decisions contributed the most to performance, due to short positions in the offshore Chinese renminbi, Australian dollar and Canadian dollar. Sector allocation also contributed, as gains from an underweight to US agency mortgages, an overweight to asset-backed securities and exposure to US inflation-linked bonds were larger than a loss from exposure to collateralized mortgage obligations and agency risk-sharing transactions.

During both periods, the Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Inflation swaps were used to hedge inflation and for investment purposes to incorporate the Portfolio’s Investment Management Team’s view on future inflation in the Portfolio. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. The utilization of government-agency-related To Be Announced mortgage positions was a significant contributor to the Portfolio’s turnover rate of 129%.

Market Review and Investment Strategy

During the 12-month period ended September 30, 2022, fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund II, Inc.

Portfolio Manager Commentary (continued)

treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds trailed in the US versus US Treasuries while eurozone high yield outperformed eurozone treasuries. Investment-grade emerging-market corporate bonds slightly trailed developed-market corporates.

Longer-maturity emerging-market sovereign bonds underperformed developed-market treasuries. Emerging-market local-currency bonds lagged as the US dollar advanced against almost all developed- and emerging-market currencies. Brent crude oil prices ended the period higher, even as prices fell sharply in the final quarter on global growth concerns and reduced demand.

2022 Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolio has become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolio does not control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

(Disclosures and Risks continued on next page)

2022 Annual Report	5

Disclosures and Risks (continued)

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse on effect the value or performance of the Portfolio.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that stock or bond prices in general or in particular

(Disclosures and Risks continued on next page)

6	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2022 Annual Report	7

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2022	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	-9.61%	-15.13%	-0.28%	1.16%	3.55%	5/17/2002
Bloomberg US Aggregate Bond Index	-9.22%	-14.60%	-0.27%	0.89%	3.35%
Lipper Core Bond Funds Average	-9.67%	-15.18%	-0.34%	0.83%	—

1	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.52%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the total annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 28, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $25,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $25,000 minimum investment as compared to the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended September 30, 2022.

Portfolio Summary—September 30, 2022 (Unaudited)

Security Type Breakdown[1]

1	All data are as of September 30, 2022. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.3% in Governments—Sovereign Bonds and Quasi-Sovereigns.

See Disclosures, Risks and Note About Historical Performance on pages 4-7.

8	Sanford C. Bernstein Fund II, Inc.

Expense Example—September 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2022	ENDING ACCOUNT VALUE SEPTEMBER 30, 2022	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$903.90	$2.15	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2022 Annual Report	9

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2022

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–40.5%
United States–40.5%
U.S. Treasury Bonds 1.75%, 08/15/2041	U.S.$	8,149	$5,568,990
1.875%, 02/15/2051		4,063	2,689,330
2.00%, 11/15/2041		6,894	4,931,364
2.00%, 08/15/2051		9,349	6,383,887
2.25%, 08/15/2046		2,377	1,712,854
2.25%, 08/15/2049		15,570	11,395,294
2.25%, 02/15/2052		1,672	1,214,072
2.375%, 02/15/2042		1,736	1,329,939
2.375%, 11/15/2049		4,905	3,694,078
2.50%, 02/15/2046		932	708,029
2.50%, 05/15/2046		5,327	4,040,272
2.75%, 08/15/2042		190	154,286
2.875%, 05/15/2043		165	135,970
2.875%, 08/15/2045		51	41,963
2.875%, 11/15/2046		387	316,252
2.875%, 05/15/2052		2,950	2,473,768
3.00%, 05/15/2042		843	716,945
3.00%, 11/15/2044		200	166,843
3.00%, 05/15/2045		129	107,298
3.00%, 11/15/2045		363	303,242
3.00%, 05/15/2047(a)		1,447	1,212,315
3.00%, 02/15/2048		5,490	4,625,325
3.125%, 02/15/2043		280	240,625
3.125%, 08/15/2044		50	42,727
3.25%, 05/15/2042		7,885	6,995,473
3.375%, 05/15/2044		646	575,794
3.50%, 02/15/2039		8,105	7,709,881
3.625%, 08/15/2043		1,943	1,811,613
3.625%, 02/15/2044		38	35,316
3.75%, 11/15/2043		295	280,158
4.375%, 02/15/2038		899	955,711
4.375%, 11/15/2039		10,740	11,327,344
4.50%, 02/15/2036		1,074	1,159,872
4.75%, 02/15/2037		1,525	1,688,937
5.375%, 02/15/2031		3,646	4,024,732
U.S. Treasury Notes 0.125%, 03/31/2023(b)		67,065	65,828,293
1.375%, 11/15/2031		14,097	11,449,326
1.50%, 02/15/2030(b)		10,851	9,209,786
1.625%, 11/15/2022		165	164,665
1.625%, 04/30/2023		5,514	5,437,321
1.625%, 05/15/2026		43,357	39,637,417
1.625%, 05/15/2031		3,253	2,730,403
1.75%, 11/15/2029		1,386	1,204,087
2.125%, 12/31/2022		11,453	11,415,420
2.625%, 02/15/2029		8,921	8,221,259
2.75%, 11/15/2023		160	157,250
2.75%, 07/31/2027		15,239	14,358,090

	Principal Amount (000)		U.S. $ Value
2.75%, 08/15/2032	U.S.$	4,508	$4,119,707
2.875%, 05/15/2032		2,657	2,455,557
3.00%, 07/31/2024		20,003	19,562,309

Total Governments—Treasuries (cost $325,451,051)			286,721,389

CORPORATES—INVESTMENT GRADE–23.2%

Industrial–12.5%
Basic–0.8%
Anglo American Capital PLC 3.875%, 03/16/2029(c)		403	345,270
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)		500	401,900
Celanese US Holdings LLC 5.90%, 07/05/2024		1,494	1,473,995
Freeport Indonesia PT 4.763%, 04/14/2027(c)		324	293,220
Inversiones CMPC SA 3.85%, 01/13/2030(c)		200	161,413
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(c)		322	318,848
LYB International Finance BV 4.00%, 07/15/2023		187	185,201
LyondellBasell Industries NV 5.75%, 04/15/2024		568	572,396
Suzano Austria GmbH 3.75%, 01/15/2031		343	267,540
WRKCo., Inc. 4.00%, 03/15/2028		1,732	1,598,775

			5,618,558

Capital Goods–1.0%

CNH Industrial Capital LLC 3.95%, 05/23/2025		1,191	1,148,672
Flowserve Corp. 2.80%, 01/15/2032		1,227	878,716
Parker-Hannifin Corp. 3.25%, 06/14/2029		743	655,185

4.50%, 09/15/2029		934	884,050

Raytheon Technologies Corp. 4.125%, 11/16/2028		2,242	2,097,839
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		270	252,296

4.40%, 03/15/2024		1,145	1,124,413

			7,041,171

Communications—Media–1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049		467	344,599
Discovery Communications LLC 5.20%, 09/20/2047		509	376,467

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Fox Corp. 4.709%, 01/25/2029	U.S.$	700	$658,070
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		519	480,895
Prosus NV 3.257%, 01/19/2027(c)		489	409,537
3.68%, 01/21/2030(c)		639	483,787
4.027%, 08/03/2050(c)		485	272,813
Tencent Holdings Ltd. 1.81%, 01/26/2026(c)		1,256	1,124,355
3.24%, 06/03/2050(c)		1,022	610,198
Time Warner Cable LLC 4.50%, 09/15/2042		505	350,117
Warnermedia Holdings, Inc. 4.279%, 03/15/2032(c)		1,826	1,503,455
Weibo Corp. 3.375%, 07/08/2030		3,313	2,441,888

			9,056,181

Consumer Cyclical—Automotive–0.3%
General Motors Co. 6.125%, 10/01/2025		278	278,623
General Motors Financial Co., Inc. 4.30%, 04/06/2029		171	149,001
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(c)		930	797,884
3.35%, 06/08/2025(c)		890	835,550

			2,061,058

Consumer Cyclical—Other–0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		2,303	1,908,473
MDC Holdings, Inc. 6.00%, 01/15/2043		968	737,529

			2,646,002

Consumer Cyclical—Retailers–0.4%
Lowe’s Cos., Inc. 5.80%, 09/15/2062		1,126	1,035,334
Ross Stores, Inc. 4.70%, 04/15/2027		1,925	1,879,859

			2,915,193

Consumer Non-Cyclical–1.1%
Altria Group, Inc. 3.40%, 05/06/2030		1,745	1,415,841
BAT Capital Corp. 2.259%, 03/25/2028		2,706	2,155,302
4.906%, 04/02/2030		917	807,840
Cigna Corp. 4.375%, 10/15/2028		740	698,834
CVS Health Corp. 4.30%, 03/25/2028		87	82,286
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,480	1,131,860

	Principal Amount (000)		U.S. $ Value
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023	U.S.$	1,378	$1,378,000

			7,669,963

Energy–3.4%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		2,985	1,895,326
Conocophillips Co. 3.758%, 03/15/2042(c)		85	68,265
Continental Resources, Inc./OK 2.875%, 04/01/2032(c)		1,353	988,461
5.75%, 01/15/2031(c)		1,006	909,193
Devon Energy Corp. 5.60%, 07/15/2041		1,190	1,068,180
Enbridge Energy Partners LP 7.375%, 10/15/2045		1,713	1,853,363
Energy Transfer LP 3.60%, 02/01/2023		100	99,540
6.25%, 04/15/2049		882	787,811
EQT Corp. 5.70%, 04/01/2028		451	442,891
Marathon Oil Corp. 6.80%, 03/15/2032		1,800	1,800,648
Marathon Petroleum Corp. 5.125%, 12/15/2026		2,794	2,750,162
6.50%, 03/01/2041		415	410,916
MPLX LP 5.20%, 03/01/2047		2,687	2,214,222
Oleoducto Central SA 4.00%, 07/14/2027(c)		491	380,003
ONEOK Partners LP 6.125%, 02/01/2041		73	64,798
ONEOK, Inc. 4.00%, 07/13/2027		1,720	1,580,198
4.35%, 03/15/2029		1,012	903,382
6.35%, 01/15/2031		263	258,061
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		1,059	883,407
4.50%, 12/15/2026		683	646,364
Suncor Energy, Inc. 6.80%, 05/15/2038		1,377	1,394,268
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(c)		415	294,987
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		1,356	1,309,557
6.20%, 10/15/2037		829	821,523
Transcontinental Gas Pipe Line Co., LLC 3.25%, 05/15/2030		449	379,185

			24,204,711

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(c)		915	907,227

2022 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Services–0.3%
Expedia Group, Inc. 6.25%, 05/01/2025(c)	U.S.$	49	$49,299
Global Payments, Inc. 2.90%, 11/15/2031		275	210,724
3.20%, 08/15/2029		845	704,874
5.40%, 08/15/2032		944	875,145
S&P Global, Inc. 4.25%, 05/01/2029(c)		411	386,459
4.75%, 08/01/2028(c)		83	81,138

			2,307,639

Technology–3.1%
Apple, Inc. 4.10%, 08/08/2062		1,148	941,222
Baidu, Inc. 3.425%, 04/07/2030		203	175,079
Broadcom, Inc. 3.137%, 11/15/2035(c)		323	226,465
3.187%, 11/15/2036(c)		1,539	1,053,800
4.00%, 04/15/2029(c)		169	148,979
4.15%, 11/15/2030		371	320,663
4.15%, 04/15/2032(c)		601	505,669
4.926%, 05/15/2037(c)		1,079	892,624
Entegris Escrow Corp. 4.75%, 04/15/2029(c)		1,270	1,126,630
Fiserv, Inc. 3.50%, 07/01/2029		2,539	2,212,485
HP, Inc. 5.50%, 01/15/2033		1,907	1,691,337
Infor, Inc. 1.75%, 07/15/2025(c)		649	584,347
Intel Corp. 5.05%, 08/05/2062		1,536	1,333,371
International Business Machines Corp. 4.90%, 07/27/2052		1,499	1,313,829
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		2,545	2,044,115
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		1,300	1,272,375
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		875	732,620
Oracle Corp. 2.875%, 03/25/2031		1,479	1,165,082
3.60%, 04/01/2040		840	569,629
3.65%, 03/25/2041		455	308,854
5.375%, 07/15/2040		270	224,834
SK Hynix, Inc. 2.375%, 01/19/2031(c)		532	391,785
TSMC Arizona Corp. 3.875%, 04/22/2027		685	652,606
Western Digital Corp. 3.10%, 02/01/2032		1,444	985,905
Workday, Inc. 3.70%, 04/01/2029		242	217,040

	Principal Amount (000)		U.S. $ Value
3.80%, 04/01/2032	U.S.$	643	$559,359

			21,650,704

Transportation—Airlines–0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		819	795,740

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		245	214,484
5.875%, 07/05/2034(c)		398	376,536

			591,020

Transportation—Services–0.1%
Ashtead Capital, Inc. 5.50%, 08/11/2032(c)		351	325,307
ENA Master Trust 4.00%, 05/19/2048(c)		380	279,537

			604,844

			88,070,011

Financial Institutions–10.3%
Banking–7.1%
ABN AMRO Bank NV 4.75%, 07/28/2025(c)		269	258,399
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(c)		1,447	1,268,657
Banco Santander SA 3.80%, 02/23/2028		200	173,754
4.175%, 03/24/2028		800	723,832
Bank of America Corp. 2.299%, 07/21/2032		924	691,401
2.687%, 04/22/2032		2,071	1,613,806
4.376%, 04/27/2028		1,652	1,548,634
Bank of Ireland Group PLC 6.253%, 09/16/2026(c)		571	558,992
Barclays PLC 5.304%, 08/09/2026		1,052	1,011,182
BNP Paribas SA 2.591%, 01/20/2028(c)		751	642,383
7.75%, 08/16/2029(c)(d)		1,517	1,405,409
Capital One Financial Corp. 3.273%, 03/01/2030		1,186	994,924
4.927%, 05/10/2028		1,205	1,146,991
Citigroup, Inc. 3.98%, 03/20/2030		941	835,392
4.075%, 04/23/2029		1,397	1,265,165
5.95%, 01/30/2023(d)		481	475,483
Series W 4.00%, 12/10/2025(d)		788	664,914
Series Y 4.15%, 11/15/2026(d)		139	111,003
Credit Suisse Group AG 3.091%, 05/14/2032(c)		1,865	1,311,300
4.194%, 04/01/2031(c)		799	632,337
6.373%, 07/15/2026(c)		1,346	1,301,084

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Danske Bank A/S 3.875%, 09/12/2023(c)	U.S.$	1,744	$1,713,829
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		958	814,463
3.961%, 11/26/2025		385	359,274
6.119%, 07/14/2026		914	888,161
Discover Bank 4.682%, 08/09/2028		386	370,799
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(c)		1,523	1,438,671
Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032		739	558,233
2.615%, 04/22/2032		1,862	1,443,478
Series V 4.125%, 11/10/2026(d)		764	607,113
HSBC Holdings PLC 4.762%, 03/29/2033		715	590,254
5.402%, 08/11/2033		581	514,342
6.375%, 03/30/2025(d)		2,746	2,464,810
JPMorgan Chase & Co. 2.58%, 04/22/2032		2,363	1,828,726
4.851%, 07/25/2028		1,570	1,506,384
Series I 6.276% (LIBOR 3 Month + 3.47%), 01/30/2023(d)(e)		605	602,277
Series V 5.597% (LIBOR 3 Month + 3.32%), 10/01/2022(d)(e)		27	27,000
Lloyds Banking Group PLC 4.05%, 08/16/2023		250	247,167
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		1,480	1,447,100
Morgan Stanley 3.772%, 01/24/2029		1,502	1,353,497
4.21%, 04/20/2028		1,110	1,038,250
Nationwide Building Society 2.972%, 02/16/2028(c)		1,238	1,065,769
Santander Holdings USA, Inc. 4.26%, 06/09/2025		1,584	1,522,446
Santander UK Group Holdings PLC 3.373%, 01/05/2024		1,150	1,142,996
Societe Generale SA 2.797%, 01/19/2028(c)		2,339	1,972,409
Standard Chartered PLC 3.971%, 03/30/2026(c)		885	831,847
4.316% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	302,740
7.75%, 04/02/2023(c)(d)		200	196,002
Swedbank AB Series NC5 5.625%, 09/17/2024(c)		600	555,114
UBS Group AG 7.00%, 01/31/2024(c)(d)		256	243,195
7.00%, 02/19/2025(c)		200	189,900
UniCredit SpA 2.569%, 09/22/2026(c)		459	393,101

	Principal Amount (000)		U.S. $ Value
US Bancorp Series J 5.30%, 04/15/2027(d)	U.S.$	723	$617,334
Wells Fargo & Co. 3.35%, 03/02/2033		2,052	1,667,763
3.584%, 05/22/2028		559	505,627
Series BB 3.90%, 03/15/2026(d)		635	537,788

			50,192,901

Brokerage–0.4%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(d)		1,949	1,606,873
Nomura Holdings, Inc. 2.999%, 01/22/2032		1,881	1,423,522

			3,030,395

Finance–1.3%
Air Lease Corp. 2.10%, 09/01/2028		702	547,195
2.875%, 01/15/2026		175	156,898
3.625%, 04/01/2027		76	67,330
Aircastle Ltd. 2.85%, 01/26/2028(c)		2,065	1,581,687
4.125%, 05/01/2024		359	345,677
4.25%, 06/15/2026		128	114,787
5.25%, 08/11/2025(c)		906	853,443
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		1,131	949,689
1.95%, 09/20/2026(c)		390	315,873
3.50%, 11/01/2027(c)		318	264,163
4.125%, 08/01/2025(c)		10	9,162
4.375%, 01/30/2024(c)		312	301,579
4.875%, 10/01/2025(c)		350	326,921
5.50%, 12/15/2024(c)		879	850,696
CDBL Funding 1 3.50%, 10/24/2027(c)		1,460	1,333,155
Synchrony Financial 2.875%, 10/28/2031		1,255	891,577
3.95%, 12/01/2027		164	142,939
4.50%, 07/23/2025		193	184,041
4.875%, 06/13/2025		221	213,462

			9,450,274

Insurance–0.7%
Elevance Health, Inc. 3.30%, 01/15/2023		33	32,900
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)		868	711,456
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(c)		11	7,340
MetLife Capital Trust IV 7.875%, 12/15/2037(c)		970	1,039,074
MetLife, Inc. 10.75%, 08/01/2039		25	32,614

2022 Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)	U.S.$	377	$483,680
Prudential Financial, Inc. 5.20%, 03/15/2044		462	441,584
5.375%, 05/15/2045		139	132,036
5.625%, 06/15/2043		289	284,159
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(c)		1,400	1,232,504
Voya Financial, Inc. 5.65%, 05/15/2053		742	728,763

			5,126,110

REITs–0.8%
American Tower Corp. 3.65%, 03/15/2027		845	774,468
4.05%, 03/15/2032		415	357,290
Digital Realty Trust LP 3.60%, 07/01/2029		1,584	1,387,473
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		1,181	886,104
Host Hotels & Resorts LP Series J 2.90%, 12/15/2031		480	352,277
Vornado Realty LP 3.40%, 06/01/2031		2,003	1,530,673

			5,288,285

			73,087,965

Utility–0.4%
Electric–0.3%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		487	383,512
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(c)		1,040	734,500
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		920	675,216
Engie Energia Chile SA 3.40%, 01/28/2030(c)		981	740,655

			2,533,883

Other Utility–0.1%
American Water Capital Corp. 3.45%, 06/01/2029		438	390,000

			2,923,883

Total Corporates—Investment Grade (cost $196,414,197)			164,081,859

MORTGAGE PASS-THROUGHS – 17.2%
Agency Fixed Rate 30-Year–16.7%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049		492	448,362

	Principal Amount (000)			U.S. $ Value
3.50%, 11/01/2049	U.S.$	651		$592,368
Series 2020 3.50%, 01/01/2050		1,439		1,313,152
Series 2022 2.00%, 03/01/2052		6,545		5,318,942
2.50%, 04/01/2052		7,637		6,435,846
3.00%, 03/01/2052		4,200		3,672,742
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		19		19,154
Series 2007 5.50%, 07/01/2035		147		149,823
Series 2016 4.00%, 02/01/2046		1,041		1,005,774
Series 2017 4.00%, 07/01/2044		673		648,676
Series 2018 4.50%, 03/01/2048		329		318,285
4.50%, 10/01/2048		669		647,841
4.50%, 11/01/2048		999		967,017
5.00%, 11/01/2048		369		365,458
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		117		119,530
5.50%, 07/01/2033		221		225,537
Series 2004 5.50%, 02/01/2034		2		2,351
5.50%, 04/01/2034		54		54,743
5.50%, 05/01/2034		45		45,887
5.50%, 11/01/2034		206		210,374
Series 2005 5.50%, 02/01/2035		322		328,641
Series 2006 5.50%, 04/01/2036		62		63,870
Series 2007 5.50%, 05/01/2036		3		3,058
5.50%, 09/01/2036		2		1,889
5.50%, 08/01/2037		79		81,049
Series 2008 5.50%, 08/01/2037		0	**	456
Series 2009 5.00%, 12/01/2039		11		11,513
Series 2010 4.00%, 12/01/2040		435		419,505
5.00%, 06/01/2040		11		10,613
Series 2012 3.50%, 02/01/2042		376		352,959
3.50%, 11/01/2042		3,906		3,602,953
3.50%, 01/01/2043		661		609,925
Series 2013 3.50%, 04/01/2043		2,263		2,087,470
4.00%, 10/01/2043		1,484		1,405,670
Series 2015 3.00%, 05/01/2045		539		479,676
3.00%, 08/01/2045		830		738,398

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value
Series 2018 4.50%, 09/01/2048	U.S.$	1,441		$1,394,106
Series 2019 3.50%, 08/01/2049		1,916		1,744,994
3.50%, 09/01/2049		682		621,671
3.50%, 11/01/2049		1,307		1,189,644
Series 2020 3.50%, 01/01/2050		1,341		1,221,917
Series 2021 2.00%, 07/01/2051		6,779		5,498,308
2.50%, 01/01/2052		2,154		1,817,768
Series 2022 2.50%, 03/01/2052		4,715		3,970,415
2.50%, 04/01/2052		5,001		4,211,488
2.50%, 05/01/2052		6,370		5,364,484
3.00%, 02/01/2052		5,145		4,500,178
3.00%, 03/01/2052		6,535		5,714,324
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		179		160,672
3.00%, 05/20/2046		518		465,282
Series 2022 3.00%, 10/01/2052, TBA		1,480		1,306,541
4.00%, 10/01/2052, TBA		3,275		3,055,173
4.50%, 10/01/2052, TBA		7,442		7,114,132
Uniform Mortgage-Backed Security Series 2022 2.00%, 10/01/2052, TBA		13,171		10,657,398
2.50%, 10/01/2052, TBA		18,727		15,714,586
3.00%, 10/01/2052, TBA		5,384		4,680,934
4.00%, 10/01/2052, TBA		5,776		5,353,393

				118,516,915

Agency Fixed Rate 15-Year–0.5%
Federal National Mortgage Association Series 2016 2.50%, 10/01/2031		48		44,049
2.50%, 11/01/2031		2,631		2,411,923
2.50%, 12/01/2031		13		11,576
Series 2017 2.50%, 01/01/2032		709		649,376
2.50%, 02/01/2032		631		577,573

				3,694,497

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 03/01/2025		20		20,018

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 2.595% (LIBOR 12 Month + 2.18%), 12/01/2036(e)		0	**	125
Series 2007 2.60% (LIBOR 12 Month + 2.10%), 03/01/2037(e)		0	**	370

	Principal Amount (000)			U.S. $ Value
Federal National Mortgage Association Series 2007 1.835% (LIBOR 12 Month + 1.46%), 02/01/2037(e)	U.S.$	1		$1,006
2.52% (LIBOR 12 Month + 1.80%), 03/01/2037(e)		0	**	456

				1,957

Total Mortgage Pass-Throughs (cost $132,994,550)				122,233,387

COLLATERALIZED MORTGAGE OBLIGATIONS–7.7%
Risk Share Floating Rate–6.6%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(e)		226		225,775
Series 2019-3A, Class M1B 4.684% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(e)		227		227,010
Series 2019-3A, Class M1C 5.034% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		300		296,394
Series 2020-3A, Class M1B 5.934% (LIBOR 1 Month + 2.85%), 10/25/2030(c)(e)		88		88,164
Series 2021-1A, Class M1C 5.231% (SOFR + 2.95%), 03/25/2031(c)(e)		1,036		1,002,192
Series 2021-2A, Class M1B 3.781% (SOFR + 1.50%), 06/25/2031(c)(e)		1,892		1,828,527
Series 2021-3A, Class A2 3.281% (SOFR + 1.00%), 09/25/2031(c)(e)		1,894		1,780,284
Series 2022-1, Class M1B 4.431% (SOFR + 2.15%), 01/26/2032(c)(e)		1,000		977,873
Connecticut Avenue Securities Trust Series 2022-R06, Class 1M1 5.031% (SOFR + 2.75%), 05/25/2042(c)(e)		1,550		1,548,233
Series 2022-R07, Class 1M1 5.255% (SOFR + 2.95%), 06/25/2042(c)(e)		2,096		2,095,698
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M1 3.131% (SOFR + 0.85%), 12/25/2041(c)(e)		2,037		1,991,603
Series 2022-R01, Class 1M2 4.181% (SOFR + 1.90%), 12/25/2041(c)(e)		2,306		2,099,693
Series 2022-R02, Class 2M1 3.481% (SOFR + 1.20%), 01/25/2042(c)(e)		1,913		1,873,130

2022 Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2022-R03, Class 1M2 5.781% (SOFR + 3.50%), 03/25/2042(c)(e)	U.S.$	1,545	$1,467,295
Series 2022-R05, Class 2M2 5.281% (SOFR + 3.00%), 04/25/2042(c)(e)		1,206	1,112,946
Eagle Re Ltd. Series 2018-1, Class M2 6.084% (LIBOR 1 Month + 3.00%), 11/25/2028(c)(e)		217	215,466
Series 2020-1, Class M1A 3.984% (LIBOR 1 Month + 0.90%), 01/25/2030(c)(e)		17	17,426
Series 2021-2, Class M1B 4.331% (SOFR + 2.05%), 04/25/2034(c)(e)		650	631,957
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2022-DNA4, Class M1B 5.631% (SOFR + 3.35%), 05/25/2042(c)(e)		1,358	1,289,921
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 6.384% (LIBOR 1 Month + 3.30%), 10/25/2027(e)		315	318,124
Series 2020-DNA5, Class M2 5.081% (SOFR + 2.80%), 10/25/2050(c)(e)		655	655,367
Series 2021-DNA3, Class M2 4.381% (SOFR + 2.10%), 10/25/2033(c)(e)		779	741,627
Series 2021-DNA5, Class M2 3.931% (SOFR + 1.65%), 01/25/2034(c)(e)		652	636,217
Series 2021-DNA6, Class M2 3.781% (SOFR + 1.50%), 10/25/2041(c)(e)		2,513	2,280,811
Series 2021-DNA7, Class M2 4.081% (SOFR + 1.80%), 11/25/2041(c)(e)		2,412	2,161,331
Series 2021-HQA4, Class M2 4.631% (SOFR + 2.35%), 12/25/2041(c)(e)		1,530	1,300,513
Series 2022-DNA1, Class M1A 3.281% (SOFR + 1.00%), 01/25/2042(c)(e)		952	924,270
Series 2022-DNA1, Class M1B 4.131% (SOFR + 1.85%), 01/25/2042(c)(e)		1,223	1,110,088
Series 2022-DNA2, Class M1B 4.681% (SOFR + 2.40%), 02/25/2042(c)(e)		1,717	1,594,535
Series 2022-DNA3, Class M1B 5.181% (SOFR + 2.90%), 04/25/2042(c)(e)		711	671,287

	Principal Amount (000)		U.S. $ Value
Series 2022-DNA5, Class M1B 6.781% (SOFR + 4.50%), 06/25/2042(c)(e)	U.S.$	2,274	$2,278,701
Series 2022-DNA6, Class M1A 4.435% (SOFR + 2.15%), 09/25/2042(c)(e)		803	798,280
Series 2022-DNA7, Class M1A 4.876% (SOFR + 2.50%), 09/25/2042(c)(e)		2,142	2,142,998
Series 2022-HQA1, Class M1B 5.781% (SOFR + 3.50%), 03/25/2042(c)(e)		399	381,778
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 8.784% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		123	126,982
Series 2021-R02, Class 2M2 4.281% (SOFR + 2.00%), 11/25/2041(c)(e)		1,071	957,119
Home Re Ltd. Series 2021-2, Class M1B 3.881% (SOFR + 1.60%), 01/25/2034(c)(e)		1,162	1,136,169
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2024(e)(f)		47	45,203
Oaktown Re VII Ltd. Series 2021-2, Class M1A 3.881% (SOFR + 1.60%), 04/25/2034(c)(e)		1,767	1,734,777
PMT Credit Risk Transfer Trust Series 2019-2R, Class A
5.863% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		749	718,827
Series 2019-3R, Class A 5.813% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)		63	60,637
Series 2020-1R, Class A 5.463% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(f)		245	232,759
Radnor Re Ltd. Series 2019-1, Class M1B 5.034% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		909	897,949
Series 2019-2, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(e)		230	229,221
Series 2020-1, Class M1A 4.034% (LIBOR 1 Month + 0.95%), 01/25/2030(c)(e)		270	268,877
Traingle Re Ltd. Series 2021-3, Class M1A 4.181% (SOFR + 1.90%), 02/25/2034(c)(e)		1,225	1,215,981

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.334% (LIBOR 1 Month + 5.25%), 11/25/2025(e)(f)	U.S.$	187	$172,259
Series 2015-WF1, Class 2M2 8.584% (LIBOR 1 Month + 5.50%), 11/25/2025(e)(f)		48	44,698

			46,606,972

Agency Fixed Rate–0.6%
Federal Home Loan Mortgage Corp. REMICs Series 4973, Class BI 4.50%, 05/25/2050(g)		5,454	1,108,447
Series 5015, Class BI 4.00%, 09/25/2050(g)		3,260	618,417
Series 5034, Class BI 4.50%, 11/25/2050(g)		4,400	969,783
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.984%, 05/28/2035		291	261,614
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(g)		7,042	1,331,400

			4,289,661

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 3.282% (6.10% – LIBOR 1 Month), 12/15/2044(e)(h)		1,387	131,884
Series 4693, Class SL 3.332% (6.15% – LIBOR 1 Month), 06/15/2047(e)(h)		1,513	163,856
Series 4954, Class SL 2.966% (6.05% – LIBOR 1 Month), 02/25/2050(e)(h)		2,144	214,517
Series 4981, Class HS 3.016% (6.10% – LIBOR 1 Month), 06/25/2050(e)(h)		4,662	458,827
Federal National Mortgage Association REMICs Series 2011-131, Class ST 3.456% (6.54% – LIBOR 1 Month), 12/25/2041(e)(h)		814	95,005
Series 2016-106, Class ES 2.916% (6.00% – LIBOR 1 Month), 01/25/2047(e)(h)		1,390	142,281
Series 2017-73, Class SA 3.066% (6.15% – LIBOR 1 Month), 09/25/2047(e)(h)		1,787	209,237
Series 2017-97, Class LS 3.116% (6.20% – LIBOR 1 Month), 12/25/2047(e)(h)		1,426	157,158

	Principal Amount (000)		U.S. $ Value
Series 2017-97, Class SW 3.116% (6.20% – LIBOR 1 Month), 12/25/2047(e)(h)	U.S.$	1,286	$136,283
Government National Mortgage Association Series 2017-43, Class ST 3.086% (6.10% – LIBOR 1 Month), 03/20/2047(e)(h)		1,799	194,802
Series 2017-65, Class ST 3.136% (6.15% – LIBOR 1 Month), 04/20/2047(e)(h)		1,605	181,083
Series 2017-134, Class SE 3.186% (6.20% – LIBOR 1 Month), 09/20/2047(e)(h)		893	84,828

			2,169,761

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 3.464% (LIBOR 1 Month + 0.38%), 12/25/2036(e)		863	319,872
HomeBanc Mortgage Trust Series 2005-1, Class A1 3.584% (LIBOR 1 Month + 0.50%), 03/25/2035(e)		154	129,816
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 5.184% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		198	193,447

			643,135

Non-Agency Fixed Rate–0.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		64	46,030
Series 2006-24CB, Class A16 5.75%, 08/25/2036		379	218,877
Series 2006-28CB, Class A14 6.25%, 10/25/2036		290	164,907
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		168	121,962
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		74	35,213

			586,989

Total Collateralized Mortgage Obligations (cost $56,788,872)			54,296,518

ASSET-BACKED SECURITIES–5.2%
Other ABS—Fixed Rate–2.7%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(c)		2,090	1,714,489
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)		427	414,290

2022 Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2021-Z2, Class A 1.17%, 11/16/2026(c)	U.S.$	450	$433,812
Series 2022-X1, Class A 1.75%, 02/15/2027(c)		1,168	1,138,828
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(c)		509	474,682
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(c)		267	249,801
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(c)		440	374,068
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(c)		637	539,331
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(c)		507	504,304
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(c)		186	168,830
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(c)		935	761,904
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(c)		1,941	1,639,607
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)		1,055	868,487
FREED ABS Trust Series 2021-2, Class C 1.94%, 06/19/2028(c)		1,760	1,696,120
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(c)		658	561,473
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c) 782			716,083
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		481	412,890
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(c)		881	785,410
Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(c)		2,003	1,611,333
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(c)		769	635,816
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(c)		620	493,140
Series 2021-CA, Class B 2.53%, 04/20/2062(c)		907	707,037
Series 2021-DA, Class B 2.90%, 04/20/2062(c)		798	643,202

	Principal Amount (000)		U.S. $ Value
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(c)	U.S.$	30	$30,301
Series 2021-3, Class B 1.66%, 07/20/2031(c)		1,360	1,252,550

			18,827,788

Autos—Fixed Rate–2.1%
ACM Auto Trust Series 2022-1A, Class A 3.23%, 04/20/2029(c)		1,183	1,179,400
Avis Budget Rental Car Funding AESOP LLC Series 2017-2A, Class D 4.56%, 03/20/2024(c)		1,527	1,520,328
Series 2018-1A, Class A 3.70%, 09/20/2024(c)		1,700	1,685,575
Series 2018-2A, Class A 4.00%, 03/20/2025(c)		1,680	1,650,582
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		905	869,739
Series 2021-N4, Class D 2.30%, 09/11/2028		793	728,339
Series 2021-P4, Class D
2.61%, 09/11/2028		989	811,717
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(c)		1,350	1,220,354
Series 2022-A, Class C 2.17%, 04/16/2029(c)		1,373	1,271,462
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(c)		588	558,311
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)		1,390	1,197,950
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(c)		853	822,486
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(c)		1,469	1,441,254

			14,957,497

Credit Cards—Fixed Rate–0.4%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(c)		1,021	1,001,445
Series 2022-1, Class A 4.63%, 07/15/2025(c)		1,888	1,828,513
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(c)		400	385,932

			3,215,890

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Home Equity Loans—Floating Rate–0.0%
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 3.684% (LIBOR 1 Month + 0.60%), 04/25/2034(e)	U.S.$	40	$37,370

Total Asset-Backed Securities (cost $40,870,267)			37,038,545

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.5%
Non-Agency Floating Rate CMBS–2.0%
AREIT Trust Series 2022-CRE6, Class A 3.534% (SOFR + 1.25%), 01/16/2037(c)(e)		3,069	2,950,847
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.818% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(e)		792	767,063
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.818% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)		2,435	2,293,579
BBCMS Mortgage Trust Series 2020-BID, Class A 4.958% (LIBOR 1 Month + 2.14%), 10/15/2037(c)(e)		1,998	1,967,874
BFLD Trust Series 2021-FPM, Class A 4.418% (LIBOR 1 Month + 1.60%), 06/15/2038(c)(e)		2,976	2,869,955
BX Commercial Mortgage Trust Series 2019-IMC, Class D 4.718% (LIBOR 1 Month + 1.90%), 04/15/2034(c)(e)		207	195,972
Series 2019-IMC, Class E 4.968% (LIBOR 1 Month + 2.15%), 04/15/2034(c)(e)		839	791,598
CLNY Trust Series 2019-IKPR, Class D 4.843% (LIBOR 1 Month + 2.02%), 11/15/2038(c)(e)		1,450	1,351,907
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk Series 2021-MN1, Class M1 4.281% (SOFR + 2.00%), 01/25/2051(c)(e)		189	181,942
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 4.318% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(e)		666	655,295

			14,026,032

	Principal Amount (000)		U.S. $ Value
Non-Agency Fixed Rate CMBS–1.5%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(c)	U.S.$	740	$628,011
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		211	197,750
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		1,140	1,122,519
Commercial Mortgage Trust Series 2012-CR3, Class E 4.894%, 10/15/2045(c)		889	532,599
Series 2013-SFS, Class A1 1.873%, 04/12/2035(c)		86	84,690
Series 2015-LC21, Class XA 0.807%, 07/10/2048(g)		2,095	29,563
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.302%, 08/10/2044(c)		28	11,704
Series 2013-G1, Class A2 3.557%, 04/10/2031(c)		798	791,854
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(f)(i)		1,184	1,096,778
Series 2021-1, Class A2 2.435%, 08/15/2026(f)(i)		1,801	1,697,612
Series 2021-1, Class AS 2.638%, 08/15/2026(f)(i)		59	54,422
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(f)		1,690	1,551,525
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.699%, 08/15/2046(c)		472	264,198
Series 2014-C22, Class XA 0.957%, 09/15/2047(g)		5,187	58,816
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class E 5.129%, 05/15/2045(c)		712	551,841
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		147	65,093
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(c)		321	318,187
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/2047(c)		603	516,812
Series 2015-C25, Class XA 1.195%, 10/15/2048(g)		1,946	42,487

2022 Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.531%, 11/15/2049	U.S.$	1,030	$917,863
WF-RBS Commercial Mortgage Trust Series 2014-C24, Class AS 3.931%, 11/15/2047		356	339,343

			10,873,667

Total Commercial Mortgage-Backed Securities (cost $27,029,085)			24,899,699

COLLATERALIZED LOAN OBLIGATIONS–2.9%
CLO—Floating Rate–2.9%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 3.91% (LIBOR 3 Month + 1.20%), 07/20/2034(c)(e)		1,472	1,409,977
Dryden 78 CLO Ltd. Series 2020-78A, Class C 4.69% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		1,260	1,153,084
Elevation CLO Ltd. Series 2020-11A, Class C 4.712% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		1,080	959,644
Elmwood CLO IX Ltd. Series 2021-2A, Class A 3.84% (LIBOR 3 Month + 1.13%), 07/20/2034(c)(e)		1,500	1,435,399
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 3.848% (LIBOR 3 Month + 1.11%), 07/19/2034(c)(e)		1,130	1,078,863
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 3.78% (LIBOR 3 Month + 1.07%), 04/20/2034(c)(e)		1,491	1,415,039
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 3.87% (LIBOR 3 Month + 1.13%), 07/17/2035(c)(e)		1,729	1,656,764
New Mountain CLO 3 Ltd. Series CLO-3A, Class D 6.06% (LIBOR 3 Month + 3.35%), 10/20/2034(c)(e)		250	225,170
OCP CLO Ltd. Series 2020-18A, Class AR 3.80% (LIBOR 3 Month + 1.09%), 07/20/2032(c)(e)		1,954	1,888,318
Pikes Peak CLO 8 Series 2021-8A, Class A 3.88% (LIBOR 3 Month + 1.17%), 07/20/2034(c)(e)		1,907	1,824,979

	Principal Amount (000)		U.S. $ Value
Rad CLO 7 Ltd. Series 2020-7A, Class C 4.74% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)	U.S.$	570	$524,104
Rad CLO 11 Ltd. Series 2021-11A, Class D 5.412% (LIBOR 3 Month + 2.90%), 04/15/2034(c)(e)		950	833,700
Regatta XX Funding Ltd. Series 2021-2A, Class A 3.672% (LIBOR 3 Month + 1.16%), 10/15/2034(c)(e)		2,924	2,770,161
Rockford Tower CLO Ltd. Series 2021-1A, Class D 5.71% (LIBOR 3 Month + 3.00%), 07/20/2034(c)(e)		1,883	1,606,267
Series 2021-2A, Class A1 3.87% (LIBOR 3 Month + 1.16%), 07/20/2034(c)(e)		1,310	1,244,401
Voya CLO Ltd. Series 2019-1A, Class DR 5.362% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		480	410,316

Total Collateralized Loan Obligations (cost $21,888,018)			20,436,186

CORPORATES—NON-INVESTMENT GRADE–2.1%

Industrial–1.5%
Capital Goods–0.0%
TK Elevator Midco GmbH 4.375%, 07/15/2027(c)	EUR	331	272,626

Communications—Media–0.5%
Altice Financing SA 3.00%, 01/15/2028(c)		540	398,339
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(c)	U.S.$	348	275,282
4.50%, 06/01/2033(c)		1,243	921,958
4.75%, 02/01/2032(c)		260	202,893
DISH DBS Corp. 5.75%, 12/01/2028(c)		996	750,924
Summer BC Holdco B SARL 5.75%, 10/31/2026(c)	EUR	540	451,775
VZ Vendor Financing II BV 2.875%, 01/15/2029(c)		540	376,878

			3,378,049

Communications—Telecommunications–0.1%
Altice France SA/France 3.375%, 01/15/2028(c)		259	192,903
Lorca Telecom Bondco SA 4.00%, 09/18/2027(c)		540	460,502

			653,405

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical—Automotive–0.2%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(c)	EUR	540	$488,805
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	759	669,081
ZF Finance GmbH 3.75%, 09/21/2028(c)	EUR	400	305,023

			1,462,909

Consumer Cyclical—Entertainment–0.3%
Carnival Corp. 4.00%, 08/01/2028(c)	U.S.$	1,545	1,247,062
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(c)		993	965,961

			2,213,023

Consumer Cyclical—Other–0.0%
NH Hotel Group SA 4.00%, 07/02/2026(c)	EUR	190	162,097

Consumer Non-Cyclical–0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(c)	U.S.$	959	774,393
IQVIA, Inc. 2.25%, 03/15/2029(c)	EUR	310	232,917
Nobel Bidco BV 3.125%, 06/15/2028(c)		540	355,111
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(c)		320	250,717

			1,613,138

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(c)		540	419,741

Technology–0.1%
Playtech PLC 4.25%, 03/07/2026(c)		310	275,272

Transportation—Airlines–0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(c)		200	164,448

			10,614,708

Financial Institutions–0.5%
Banking–0.5%
Credit Suisse Group AG 6.375%, 08/21/2026(c)(d)	U.S.$	355	259,903
7.50%, 07/17/2023(c)(d)		1,617	1,390,604
7.50%, 07/17/2023(c)		749	644,133
7.50%, 12/11/2023(c)(d)		553	508,732
Intesa Sanpaolo SpA 5.017%, 06/26/2024(c)		757	706,591

			3,509,963

	Principal Amount (000)		U.S. $ Value

Utility–0.1%
Electric–0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(d)	U.S.$	648	$566,579

Total Corporates—Non-Investment Grade (cost $18,744,939)			14,691,250

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.9%
United States–0.9%
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		1,000	974,841
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027		1,634	1,397,363
State of California Series 2010 7.625%, 03/01/2040		2,040	2,530,643
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		540	512,295
University of California Series 2021-B 3.071%, 05/15/2051		2,070	1,380,215

Total Local Governments—US Municipal Bonds (cost $7,355,107)			6,795,357

EMERGING MARKETS—CORPORATE BONDS–0.5%

Industrial–0.5%
Basic–0.0%
CSN Resources SA 4.625%, 06/10/2031(c)		293	199,299
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		189	154,779

			354,078

Capital Goods–0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		1,025	934,236
6.95%, 01/17/2028(c)		537	504,042
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		417	833

			1,439,111

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		645	485,362

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		730	489,100

2022 Annual Report	21

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Consumer Non-Cyclical–0.1%
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(c)	U.S.$	564	$459,801

			3,227,452

Utility–0.0%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(f)		117	110,187

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(j)		381	8,404

Total Emerging Markets—Corporate Bonds (cost $4,827,207)			3,346,043

		Shares

COMMON STOCKS–0.3%

Financials–0.3%
Insurance–0.3%
Mt Logan Re Ltd. (Preference Shares)(i)(k)(l)		2,267	1,938,502
Mt Logan Re Ltd. (Special Investment)(i)(k)(l)		359	300,791

Total Common Stocks (cost $2,266,850)			2,239,293

	Principal Amount (000)

AGENCIES–0.3%
Agency Debentures–0.3%
Federal Home Loan Banks 2.50%, 02/13/2024	U.S.$	1,465	1,429,327
Federal National Mortgage Association 6.25%, 05/15/2029		355	399,952
6.625%, 11/15/2030		260	303,645

Total Agencies (cost $2,229,266)			2,132,924

EMERGING MARKETS—SOVEREIGNS–0.3%
Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(c)		1,919	1,431,814

	Principal Amount (000)		U.S. $ Value
Egypt–0.1%
Egypt Government International Bond 5.875%, 02/16/2031(c)	U.S.$	1,070	$616,454

Total Emerging Markets—Sovereigns (cost $2,950,147)			2,048,268

QUASI-SOVEREIGNS–0.3%

Quasi-Sovereign Bonds–0.3%
Indonesia–0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(c)		447	426,139

Mexico–0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(c)		1,685	1,212,463
4.688%, 05/15/2029(c)		478	398,323

			1,610,786

Total Quasi-Sovereigns (cost $2,608,839)			2,036,925

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $693,944)		696	482,980

SHORT-TERM INVESTMENTS–2.0%
U.S. Treasury Bills–1.0%
U.S. Treasury Bill Zero Coupon, 03/23/2023 (cost $7,318,679)		7,454	7,323,429

		Shares
Investment Companies–1.0%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 2.58%(m)(n)(o) (cost $7,113,855)		7,113,855	7,113,855

Total Short-Term Investments (cost $14,432,534)			14,437,284

Total Investments—107.0% (cost $857,544,873)			757,917,907

Other assets less liabilities—(7.0)%			(49,427,619)

Net Assets—100.0%			$708,490,288

22	Sanford C. Bernstein Fund II, Inc.

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

U.S. 10 Yr Ultra Futures	2	December 2022	$236,969	$(7,300)

U.S. Long Bond (CBT) Futures	45	December 2022	5,688,281	13,279

U.S. T-Note 2 Yr (CBT) Futures	215	December 2022	44,158,985	(693,985)

U.S. T-Note 5 Yr (CBT) Futures	519	December 2022	55,796,555	(1,767,122)

U.S. Ultra Bond (CBT) Futures	35	December 2022	4,795,000	(460,521)

Sold Contracts

10 Yr Japan Bond (OSE) Futures	22	December 2022	22,542,666	61,078

Long Gilt Futures	186	December 2022	20,020,187	(248,469)

				$(3,103,040)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	EUR	4,671	USD	4,512	12/08/2022	$(86,838)

State Street Bank & Trust Co.	JPY	445	USD	3	12/02/2022	50

						$(86,788)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	6.06%	USD	14,453	$572,115	$569,942	$2,173

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	4,950	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	$639,975	$—	$639,975

2022 Annual Report	23

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	5	$(1,127)	$(758)	$(369)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	7	(1,609)	(865)	(744)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(4,025)	(1,709)	(2,316)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(5,635)	(2,836)	(2,799)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(6,762)	(3,832)	(2,930)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	35	(7,889)	(4,907)	(2,982)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	32	(7,083)	(3,921)	(3,162)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	31	(6,923)	(3,666)	(3,257)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(8,049)	(4,403)	(3,646)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(8,050)	(4,263)	(3,787)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	52	(11,590)	(5,538)	(6,052)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	73	(16,420)	(7,846)	(8,574)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	83	(18,674)	(9,399)	(9,275)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	365	(81,941)	(42,418)	(39,523)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	457	(102,386)	(33,845)	(68,541)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(805)	(420)	(385)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	118	(26,563)	(13,755)	(12,808)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	180	(40,407)	(13,677)	(26,730)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	172	(38,636)	(11,149)	(27,487)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	233	(52,159)	(18,030)	(34,129)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	279	(62,461)	(15,526)	(46,935)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(4,507)	(2,857)	(1,650)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	22	(4,990)	(2,671)	(2,319)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	32	(7,244)	(3,544)	(3,700)

24	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	32	$(7,244)	$(2,986)	$(4,258)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	32	(7,245)	(2,760)	(4,485)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	231	(51,836)	(35,362)	(16,474)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	200	(44,754)	(23,538)	(21,216)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	192	(43,143)	(15,560)	(27,583)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	438	(98,201)	(46,883)	(51,318)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	438	(98,200)	(46,864)	(51,336)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	682	(152,935)	(48,799)	(104,136)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	40	(9,015)	(3,671)	(5,344)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	42	(9,499)	(3,869)	(5,630)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	99	(22,216)	(11,833)	(10,383)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	243	(54,413)	(28,098)	(26,315)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	265	(59,403)	(17,484)	(41,919)

						$(1,184,039)	$(499,542)	$(684,497)

*	Termination date
**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $185,968,262 or 26.2% of net assets.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.
(f)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.71% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$ 1,153,847	$1,096,778	0.15%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	1,847,082	1,697,612	0.24%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	60,278	54,422	0.01%

2022 Annual Report	25

Schedule of Investments (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	$ 1,800,250	$1,551,525	0.22%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.334%, 11/25/2024	11/06/2015	47,007	45,203	0.01%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 5.463%, 02/27/2023	02/11/2020	245,340	232,759	0.03%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	117,000	110,187	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.334%, 11/25/2025	09/28/2015	187,930	172,259	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 8.584%, 11/25/2025	09/28/2015	47,525	44,698	0.01%

(g)	IO—Interest Only.
(h)	Inverse interest only security.
(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2022.
(k)	Fair valued by the Adviser.
(l)	Non-income producing security.
(m)	Affiliated investments.
(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR—Euro

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

See notes to financial statements.

26	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—September 30, 2022

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $850,431,018)	$750,804,052

Affiliated issuers (cost $7,113,855)	7,113,855

Cash collateral due from broker	3,282,541

Receivables:

Unaffiliated interest and dividends	4,413,845

Affiliated dividends	14,777

Foreign withholding tax reclaims	4,090

Variation margin on centrally cleared swaps	79,723

Unrealized appreciation of forward currency exchange contracts	50

Total assets	765,712,933

LIABILITIES

Due to custodian	97,069

Payables:

Dividends to shareholders	348,331

Investment securities purchased	51,484,230

Capital shares redeemed	2,644,212

Variation margin on futures	857,774

Advisory fee	240,668

Administrative fee	29,654

Foreign capital gains taxes	25,391

Transfer Agent fee	2,974

Accrued expenses and other liabilities	221,465

Market value on credit default swaps (net premiums received $499,542)	1,184,039

Unrealized depreciation of forward currency exchange contracts	86,838

Total liabilities	57,222,645

NET ASSETS	$708,490,288

SHARES OF CAPITAL STOCK OUTSTANDING	55,708,418

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.72

NET ASSETS CONSIST OF:

Capital stock, at par*	$55,708

Additional paid-in capital	845,895,251

Accumulated loss	(137,460,671)

$708,490,288

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2022 Annual Report	27

Statement of Operations—for the year ended September 30, 2022

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$19,523,023

Dividends—Affiliated issuers	57,238

Total income	19,580,261

Expenses:

Advisory fee (see Note 2A)	3,839,602

Custody and accounting fees	121,994

Transfer Agent fee	18,423

Auditing and tax fees	117,378

Administrative	108,481

Registration fees	36,072

Legal fees	30,641

Directors’ fees and expenses	28,058

Printing fees	22,033

Miscellaneous	52,587

Total expenses	4,375,269

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(541,397)

Net expenses	3,833,872

Net investment income	15,746,389

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	(21,255,892)

Forward currency exchange contracts	788,239

Futures	(14,309,913)

Swaps	(1,030,826)

Foreign currency transactions	1,212,653

Net realized loss on investment and foreign currency transactions	(34,595,739)

Net change in unrealized appreciation/depreciation of:

Investments (b)	(118,381,802)

Forward currency exchange contracts	(76,595)

Futures	(2,368,025)

Swaps	4,526,361

Foreign currency denominated assets and liabilities and other assets	(19,083)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(116,319,144)

Net realized and unrealized loss on investment and foreign currency transactions	(150,914,883)

Net decrease in net assets resulting from operations	$(135,168,494)

(a) Net of foreign realized capital gains taxes of $12,992.

(b) Net of increase in accrued foreign capital gains taxes on unrealized gains of $2,236..

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$15,746,389	$18,481,261

Net realized gain (loss) on investment and foreign currency transactions	(34,595,739)	13,587,357

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(116,319,144)	(31,654,804)

Net increase (decrease) in net assets resulting from operations	(135,168,494)	413,814

Distributions to shareholders	(29,599,918)	(32,340,013)

Capital-share transactions:

Net proceeds from sales of shares	80,941,080	263,341,628

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	26,986,366	29,479,217

Total proceeds from shares sold	107,927,446	292,820,845

Cost of shares redeemed	(251,653,718)	(149,417,820)

Net increase (decrease) in net assets from capital-share transactions	(143,726,272)	143,403,025

Net increase (decrease) in net assets	(308,494,684)	111,476,826

NET ASSETS:

Beginning of period	1,016,984,972	905,508,146

End of period	$708,490,288	$1,016,984,972

See Notes to Financial Statements.

2022 Annual Report	29

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$15.50	$16.04	$15.46	$14.55	$15.08

Income from investment operations

Investment income, net (a)(b)	0.26	0.30	0.40	0.44	0.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.55)	(0.29)	0.65	0.95	(0.51)

Contributions from affiliates	0	0	0	0.00 (c)	0.00 (c)

Total from investment operations	(2.29)	0.01	1.05	1.39	(0.15)

Less: Dividends and Distributions

Dividends from net investment income	(0.27)	(0.33)	(0.44)	(0.48)	(0.38)

Dividends from net realized gain on investment transactions	(0.22)	(0.22)	(0.03)	0	0

Total dividends and distributions	(0.49)	(0.55)	(0.47)	(0.48)	(0.38)

Net asset value, end of period	$12.72	$15.50	$16.04	$15.46	$14.55

Total return (d)	(15.13)%	0.02%	6.96%	9.70%	(0.98)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$708,490	$1,016,985	$905,508	$886,574	$734,175

Average net assets (000 omitted)	$853,245	$963,532	$879,658	$816,533	$702,953

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before waivers/reimbursements	0.51%	0.52%	0.52%	0.52%	0.55%

Net investment income (b)	1.85%	1.92%	2.55%	2.98%	2.47%

Portfolio turnover rate (e)	129%	118%	86%	70%	189%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolio’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2022 Annual Report	31

Notes to Financial Statements (continued)

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

32	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2022:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$286,721,389	$0	$286,721,389

Corporates—Investment Grade	0	164,081,859	0	164,081,859

Mortgage Pass-Throughs	0	122,233,387	0	122,233,387

Collateralized Mortgage Obligations	0	54,296,518	0	54,296,518

Asset-Backed Securities	0	37,038,545	0	37,038,545

Commercial Mortgage-Backed Securities	0	22,050,887	2,848,812	24,899,699

Collateralized Loan Obligations	0	20,436,186	0	20,436,186

Corporates—Non-Investment Grade	0	14,691,250	0	14,691,250

Local Governments—US Municipal Bonds	0	6,795,357	0	6,795,357

Emerging Markets—Corporate Bonds	0	3,346,043	0	3,346,043

Common Stocks	0	0	2,239,293	2,239,293

Agencies	0	2,132,924	0	2,132,924

Emerging Markets—Sovereigns	0	2,048,268	0	2,048,268

Quasi-Sovereigns	0	2,036,925	0	2,036,925

Governments—Sovereign Bonds	0	482,980	0	482,980

Short-Term Investments:

U.S. Treasury Bills	0	7,323,429	0	7,323,429

Investment Companies	7,113,855	0	0	7,113,855

Total Investments in Securities	7,113,855	745,715,947	5,088,105	757,917,907

Other Financial Instruments (a):

Assets:

Futures	74,357	0	0	74,357	(b)

Forward Currency Exchange Contracts	0	50	0	50

Centrally Cleared Credit Default Swaps	0	572,115	0	572,115	(b)

Centrally Cleared Interest Rate Swaps	0	639,975	0	639,975	(b)

Liabilities:

Futures	(3,177,397)	0	0	(3,177,397	)(b)

Forward Currency Exchange Contracts	0	(86,838)	0	(86,838)

Credit Default Swaps	0	(1,184,039)	0	(1,184,039)

Total	$4,010,815	$745,657,210	$5,088,105	$754,756,130

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

2022 Annual Report	33

Notes to Financial Statements (continued)

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions

34	Sanford C. Bernstein Fund II, Inc.

required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $5 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 28, 2023 and may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2022, the aggregate amount of such fee waiver was $532,011.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2022, such waiver amounted to $9,386.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended September 30, 2022 is as follows:

PORTFOLIO	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/22 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$3,938	$436,738	$433,562	$7,114	$57

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2022, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES

Investment securities (excluding U.S. government securities)	$141,694,951	$229,573,956

U.S. government securities	968,535,101	953,633,809

2022 Annual Report	35

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$858,034,816

Gross unrealized appreciation	$6,041,807

Gross unrealized depreciation	(104,863,911)

Net unrealized appreciation	$(98,822,104)

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2022, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or

36	Sanford C. Bernstein Fund II, Inc.

depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2022, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

2022 Annual Report	37

Notes to Financial Statements (continued)

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2022, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2022, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2022, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC

38	Sanford C. Bernstein Fund II, Inc.

counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended September 30, 2022, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$74,357	*	Receivable/Payable for variation margin on futures	$3,177,397	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,173	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	639,975	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	50		Unrealized depreciation on forward currency exchange contracts	86,838

Credit contracts				Market value on credit default swaps	1,184,039

Total		$716,555			$4,448,274

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(14,309,913)	$(2,368,025)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	788,239	(76,595)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(346,909)	1,110,557

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(683,917)	3,415,804

Total		$(14,552,500)	$2,081,741

2022 Annual Report	39

Notes to Financial Statements (continued)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2022:

Futures:

Average notional amount of buy contracts	$132,267,061

Average notional amount of sale contracts	$37,348,064	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$18,521,010	(b)

Average principal amount of sale contracts	$48,246,765

Centrally Cleared Interest Rate Swaps:

Average notional amount	$19,454,917

Centrally Cleared Inflation Swaps:

Average notional amount	$26,681,667	(a)

Credit Default Swaps:

Average notional amount of buy contracts	$20,718,000	(a)

Average notional amount of sale contracts	$11,531,860

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$15,965,636	(c)

(a)	Positions were open for five months during the year.

(b)	Positions were open for ten months during the year.

(c)	Positions were open for nine months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

State Street Bank & Trust Co.	$50	$0	$0	$0	$50

Total	$50	$0	$0	$0	$50	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$86,838	$0	$0	$0	$86,838

Citigroup Global Markets, Inc.	288,163	0	0	(279,239)	8,924

Credit Suisse International	221,031	0	0	(216,238)	4,793

Goldman Sachs International	520,299	0	0	(520,299)	0

40	Sanford C. Bernstein Fund II, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

JPMorgan Securities, LLC	$95,143	$0	$0	$(94,721)	$422

Morgan Stanley Capital Services LLC	59,403	0	0	(59,403)	0

Total	$1,270,877	$0	$0	$(1,169,900)	$100,977	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2022, the Portfolio earned drop income of $837,394 which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

	2022	2021
Distributions paid from:

Ordinary income	$18,465,674	$23,987,974

Net long-term capital gains	11,134,244	8,352,039

Total taxable distributions paid	$29,599,918	$32,340,013

2022 Annual Report	41

Notes to Financial Statements (continued)

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$851,550

Accumulated capital and other losses	(39,099,204	)(a)

Unrealized appreciation/(depreciation)	(98,839,295	)(b)

Total accumulated earnings/(deficit)	$(137,086,949	)(c)

(a)	As of September 30, 2022, the Fund had a net capital loss carryforward of $39,094,453. As of September 30, 2022, the cumulative deferred loss on straddles was $4,751.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Fund had a net short-term capital loss carryforward of $18,550,042 and a net long-term capital loss carryforward of $20,544,411, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the

42	Sanford C. Bernstein Fund II, Inc.

Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in

2022 Annual Report	43

Notes to Financial Statements (continued)

interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

44	Sanford C. Bernstein Fund II, Inc.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting

2022 Annual Report	45

Notes to Financial Statements (continued)

third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2022 and September 30, 2021, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Shares sold	5,662,668	16,874,217	$80,941,080	$263,341,628

Shares issued to shareholders on reinvestment of dividends and distributions	1,839,167	1,871,569	26,986,366	29,479,217

Shares redeemed	(17,400,799)	(9,590,115)	(251,653,718)	(149,417,820)

Net increase (decrease)	(9,898,964)	9,155,671	$(143,726,272)	$143,403,025

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2022.

NOTE 8.	Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

46	Sanford C. Bernstein Fund II, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Intermediate Duration Institutional Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Intermediate Duration Institutional Portfolio (the “Portfolio”) (the only series constituting Sanford C. Bernstein Fund II, Inc. (the “Fund”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (the only series constituting Sanford C. Bernstein Fund II, Inc.) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 23, 2022

2022 Annual Report	47

2022 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2022. For foreign shareholders, 91.40% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Portfolio designates $11,134,244 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

48	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

Jorge A. Bermudez*

Director

Michael J. Downey*

Director

Onur Erzan

Chief Executive Officer

Nancy P. Jacklin*

Director

Jeanette W. Loeb*

Director

Carol C. McMullen*

Director

Garry L. Moody*

Director

OFFICERS

Michael Canter**

Vice President

Janaki Rao**

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Manhattan West

New York, NY 10001

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

DISTRIBUTOR

Sanford C. Bernstein & Co, LLC

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

*	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.
**	The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed-Income Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2022 Annual Report	49

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
INTERESTED DIRECTOR
Onur Erzan,+ 46 1345 Avenue of the Americas New York, NY 10105 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,† Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

50	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Jorge A. Bermudez,† 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,† 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

2022 Annual Report	51

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Nancy P. Jacklin,† 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,† 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

52	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Carol C. McMullen,† 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

2022 Annual Report	53

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Garry L. Moody,† 70 (2008)	Private Investor since prior to 2017. Formerly, Partner Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	75	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+ Mr. Erzan is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

54	Sanford C. Bernstein Fund II, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Michael Canter 53	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2017. He is also Director and Chief Investment Officer—Securitized Assets.

Janaki Rao 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2017. He is also Director of US Multi-Sector Fixed-Income Portfolios.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser†, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2017.

Stephen M. Woetzel 51	Controller	Senior Vice President of ABIS†, with which he has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser†, since prior to 2017.

* The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

† The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

2022 Annual Report	55

Operation and Effectiveness of the Portfolio’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

56	Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the

2022 Annual Report	57

profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require

58	Sanford C. Bernstein Fund II, Inc.

substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2022 Annual Report	59

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0922

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2021	$92,510	$—	$30,110
	2022	$97,136	$—	$18,939

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2021	$1,105,250	$30,110
			$—
			$(30,110)
	2022	$1,951,397	$18,939
			$—
			$(18,939)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 3, 2023